Exhibit 10-5

The Procter & Gamble 2009 Stock and Incentive Compensation Plan - related correspondence.

_____________________________________________________________________________________

[GRANT_DATE]        [GLOBALID]        [FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:    $[DELIVERED_GRANT_VALUE]
Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Date of Grant:    [GRANT_DATE]
Expiration of Option:    [EXPIRATION DATE]
Option Vest Date:    100% after [VEST DATE]
Acceptance Deadline:    [DATE]

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30th following the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time after June 30th following the grant date (see Article G, paragraph 9(a) of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan and Regulations of the Committee, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This option grant, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

[NAME]
[TITLE]

ATTACHMENTS

To Accept Your Stock Option
Read and check each of the boxes below:

☐	I have read, understand and agree to be bound by each of:	the terms of this letter and attachments above; The Procter & Gamble 2009 Stock and Incentive Compensation Plan; Regulations of the Committee and the Employee Acknowledgement and Consent Form (below).

☐	I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Stock Option
Read and check the box below:

☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

SUBMIT

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

______________________________________________________________________________________

[GRANT_DATE]        [GLOBALID]     [FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: AWARD OF RESTRICTED STOCK UNITS SERIES XX-KM-RSU

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:        [RSUSHARES]
Date of Grant        [GRANT DATE]
Forfeiture Date:         [FORFEITURE DATE]
Settlement Date (Shares Delivered on):    [SETTLEMENT DATE]
Acceptance Deadline:             [DATE]

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form KM.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

RSUs are not transferable other than by will or the laws of descent and distribution and are exercisable during your life only by you. RSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30th following the grant date. RSUs may also become void upon separation from the Company or any of its subsidiaries at any time after June 30th following the grant date (see Section 2(b) of Terms and Conditions Form KM). For the purposes of this RSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below, the terms of the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KM, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These RSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This RSU grant, the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KM together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

[NAME]
[TITLE]

ATTACHMENTS

To Accept Your Restricted Stock Unit Grant
Read and check each of the boxes below:

☐	I have read, understand and agree to be bound by each of:
the terms of this letter and attachments above; The Procter & Gamble 2009 Stock and Incentive Compensation Plan; Regulations of the Committee; Terms and Conditions Form KM; and the Employee Acknowledgement and Consent Form (below).

☐	I accept the Restricted Stock Unit grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Restricted Stock Unit Grant
Read and check the box below:

☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Restricted Stock Unit grant detailed above.

SUBMIT

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

_________________________________________________________________________________________________[DATE]    «FIRST_NAME» «MIDDLE_NAME» «LAST_NAME»                        «GLOBAL_ID»
Subject: AWARD OF PERFORMANCE STOCK UNIT SERIES XX-XX-PSP
In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Performance Stock Units (“PSUs”) as follows:

Target Number of PSUs:	«PSP_TARGET_PSUs»
Maximum Number of PSUs:	«MAXIMUM_NUMBER_OF_PSUs»
Grant Date:	[GRANT DATE]
Forfeiture Date:	[FORFEITURE DATE]
Performance Period:	[START DATE - END DATE]
Original Settlement Date (Shares Delivered on):	[SETTLEMENT DATE]
Acceptance Deadline:	[DATE]
These PSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Performance Stock Plan, the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form-PP.
PSUs are not transferable other than by will or the laws of descent and distribution. PSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30, 2012. PSUs may also become void upon separation from the Company or any of its subsidiaries at any time after June 30, 2012 (see Section 4 of Terms and Conditions Form PP). For the purposes of this PSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
Your right to receive all, any portion of or more than the Target Number of PSUs (but in no event more than the Maximum Number of PSUs) is contingent upon the achievement of specified levels of certain performance goals measured over the Performance Period. The applicable performance goals and payout factors for each performance goal applicable to your award for the Performance Period are set forth in attachment A.
Please note that when the issue or transfer of the Common Stock covered by this PSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding PSUs may be suspended or terminated and net proceeds may be recovered by the Company, if you fail to comply with the terms and conditions governing this award.
PSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form enclosed, the terms of the Plan, the Performance Stock Plan, and Regulations of the Committee, and the attached statement of Terms and Conditions Form-PP, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These PSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This PSU grant, the Plan, the Performance Stock Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form-PP together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these PSUs. Any legal action related to these PSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this PSU grant.
Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY
[NAME]
[TITLE]

To Accept Your Performance Stock Units Award
Read and check each of the boxes below:

☐	I have read, understand and agree to be bound by each of:
the terms of this letter and attachments above; The Procter & Gamble 2009 Stock and Incentive Compensation Plan; The Performance Stock Plan, Regulations of the committee, Terms and Conditions Form PP, and the Employee Acknowledgement and Consent Form (below).

☐	I accept the Performance Stock Units grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Performance Stock Units Award
Read and check the box below:

☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Performance Stock Units grant detailed above.

SUBMIT

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

______________________________________________________________________________________

[GRANT_DATE]        [GLOBALID]        [FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: AWARD OF RESTRICTED STOCK UNITS SERIES 12-KMW-RSU

The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:        [RSUSHARES]
Date of Grant:         [GRANT DATE]
Forfeiture Date:         [FORFEITURE DATE]
Settlement Date (Shares Delivered on):    [SETTLEMENT DATE]
Acceptance Deadline:         [DATE]

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form KMW.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

RSUs are not transferable other than by will or the laws of descent and distribution and are exercisable during your life only by you. RSUs may become void upon separation from the Company or any of its subsidiaries. Section 2(b) of Terms and Conditions Form KMW states that in the event of Retirement or Special Separation, you will retain your Restricted Stock Units subject to the Plan and these terms and conditions. For the purposes of this RSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below, the terms of the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KMW, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These RSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This RSU grant, the Plan and Regulations of the Committee and the attached statement of Terms and Conditions Form KMW together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

[NAME]
[TITLE]

ATTACHMENTS

To Accept Your Restricted Stock Unit Grant
Read and check each of the boxes below:

☐	I have read, understand and agree to be bound by each of:
the terms of this letter and attachments above; The Procter & Gamble 2009 Stock and Incentive Compensation Plan; Regulations of the Committee; Terms and Conditions Form KMW and the Employee Acknowledgement and Consent Form (below).

☐	I accept the Restricted Stock Unit grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Restricted Stock Unit Grant
Read and check the box below:

☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Restricted Stock Unit grant detailed above.

SUBMIT

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

[DATE] Executive Compensation Payment Preferences

[DATE] Base Salary                        «FIRST_NAME» «LAST_NAME»

_____%    Deferred Compensation (max 50%)

[DATE] STAR Award

Must be equal to 100%
_____%    Cash*
_____%    Stock Options
_____%    Deferred Compensation
_____%    Restricted Stock Units (RSUs)

☐ Deliver shares on September 15, _____. (Must be a year later than [DATE].)
☐ Deliver shares one year after separation or per my retirement RSU election

[DATE] Key Manager Long Term Incentive Award

Must be equal to 100%

_____%    Stock Options* (50%, 75%, 100%)
_____%    RSUs      (50%, 25%, 0%)

[DATE] Performance Stock Program (PSP) Award
There is no election required for [DATE].

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP. A copy of the policy is available from [NAME].

Signature                                    Date

Sign and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

20XX/XX AWARD PAYMENT PREFERENCES
STAR and KEY MANAGER PARTICIPANT

Full Legal Name (print please):_________________________________

Global ID:______________________________________________________

	CASH	STOCK OPTIONS	TOTAL
STAR AWARD	%	%	100%

	STOCK OPTIONS	RSU's (maximum of 50%)	TOTAL
KEY MANAGER	%	%	100%

Notes:	1.	STAR Elections must be made in increments of 25% and should total 100%.

	2.	The maximum percentage of Key Manager that can be taken in RSUs is 50%.

	3.	You must be an active employee as of the award date to be eligible for stock options. (STAR award date [AWARD DATE], and Key Manager award date is [AWARD DATE].)

	4.	All elections are irrevocable after [DATE].

Signature            Date

Please email a signed scanned form to [NAME] or mail to [NAME] at Procter & Gamble, Two P&G Plaza, TN4 G.O., Cincinnati, Ohio, USA by NO LATER THAN [DATE].

If you do not respond by [DATE] any awards payable will default to cash (in most countries) for STAR and 100% stock options for Key Manager.

ONLY SUBMIT THIS FORM IF YOU DO NOT HAVE ACCESS TO THE P&G INTRANET. IF YOU STILL HAVE ACCESS TO THE P&G INTRANET, MAKE YOUR PAYMENT SELECTION ON LINE.